                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, California Trust 183, New York Trust 193, and Ohio Trust 87:

  We consent to the use of our report dated May 16, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP
                                             KPMG LLP

New York, New York
May 16, 2001